Oppenheimer Portfolio Series: Active Allocation Fund

Supplement dated February 27, 2018 to the

Summary Prospectus

This supplement amends the Summary Prospectus of the above-referenced fund (the "Fund"), and is in addition to any other supplements.

Effective immediately:

The section titled "Portfolio Managers" is deleted in its entirety and replaced with the following:

Portfolio Managers. Jeffrey Bennett, CFA, has been portfolio manager of the Fund since February 2018. Caleb Wong has been a Vice President of the Fund since December 2004 and a portfolio manager of the Fund since April 2005.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

February 27, 2018	PS0550.011